UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 10, 2005

                               __________________

                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                    1-8601                   36-2972588
 (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)          File Number)           Identification No.)


                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)


                                 (845) 230-3000
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 10, 2005, the Company received separate Short Form Orders issued by the Supreme Court of the State of New York, Nassau County ruling in the Company's favor and denying two separate Motions to Reargue filed by Samuel Fensterstock and a competitor (collectively the "Defendants") in the Contempt Proceedings previously reported. On August 9, 2004 the Court issued a Decision finding that the Defendants were in contempt of court for their breach of the Settlement Agreement ordered by the Court on July 11, 2001. A copy of the Company's press release dated January 13, 2005 announcing this event is attached as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

           Exhibit No.       Description
           -----------       -----------

           99.1              Press Release issued on January 13, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CREDITRISKMONITOR.COM, INC.



Date: January 13, 2005                         By: /s/ Lawrence Fensterstock
                                                   -----------------------------
                                                       Lawrence Fensterstock
                                                       Chief Financial Officer